UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2020
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 13, 2020, the board of directors (the "Board") of Fiesta Restaurant Group, Inc. (the "Company") appointed Andrew Rechtschaffen as an independent member of the Board and as a member of the Company's Corporate Governance and Nominating Committee, each effective February 13, 2020, pursuant to the terms of the Cooperation Agreement (the "Agreement") dated as of February 5, 2020 among the Company, AREX Capital Management, LP and certain of its affiliates (collectively, "AREX"). Mr. Rechtschaffen, age 42, founded AREX in October 2017. Prior to AREX, Mr. Rechtschaffen was with Greenlight Capital ("Greenlight") from 2011 through 2017, where he became a partner in 2014. Earlier, he was the founder and portfolio manager of Obrem Capital from 2008 until 2010, a managing director in the Principal Strategies Group at Citadel Investment Group from 2005 until 2006, and with Greenlight from 2002 through 2005, where he became a Partner in 2005. Mr. Rechtschaffen does not have any other relationships with the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.
A description of the terms of the Agreement is included in the Company's Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") on February 7, 2020 and incorporated by reference herein. A copy of the Agreement is attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed by the Company with the SEC on February 7, 2020 and incorporated by reference herein.
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: February 19, 2020

By: /s/ Louis DiPietro
Name: Louis DiPietro
Title: Senior Vice President, General Counsel and Secretary